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                                                                   EXHIBIT 10.cc

STATE OF SOUTH CAROLINA             )             FIRST AMENDMENT TO
                                    )          12 MM MORTGAGE, SECURITY
COUNTY OF BEAUFORT                  )     AGREEMENT AND FINANCING STATEMENT


         THIS FIRST AMENDMENT TO 12 MM MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT is made and entered into as of this 24th day of October, 1997 by and between SEA PINES COMPANY, INC. (formerly known as Sea Pines Plantation Company, Inc.) ("SPCO") (the "Mortgagor"), 32 Greenwood Drive, Hilton Head Island, South Carolina 29928, in favor of WACHOVIA BANK, N.A. as Successor to The South Carolina National Bank, its successors and assigns (hereinafter referred to as the "Mortgagee"), One Sea Pines Circle, Hilton Head Island, South Carolina 29928.

                              W I T N E S S E T H:

         WHEREAS, Mortgagee did previously loan to Mortgagor and Sea Pines Associates, Inc. ("SPA") (Mortgagor and SPA are collectively referred to herein as "Borrower") the principal amount of Twelve Million and No/100
($12,000,000.00) Dollars as evidenced by that certain Promissory Note dated October 15, 1993 (the "12 MM Note"); and

         WHEREAS, the Mortgagee and Borrower did enter into that certain Fifth Amendment to Credit Agreement, dated October 15, 1993, which set forth the terms and conditions of the $12,000,000.00 loan from the Mortgagee to the Borrower (the "Fifth Amendment to Credit Agreement"); and

         WHEREAS, as security for the 12 MM Note, a Mortgage, Security Agreement and Financing Statement was made and entered into by and between the parties on October 15, 1993, and recorded in the RMC Office for Beaufort County, South Carolina in Mortgage Book 659 at Page 1683 (the "12 MM Mortgage"), so as to evidence the security interest of the Mortgagee in the Land and Improvements thereon (as defined in the Mortgage); and

         WHEREAS, the Mortgagee and Borrower have entered into that certain Eighth Amendment to Credit Agreement of even date which among other things, provides for the extension of the Maturity Date from October 15, 1998 to November 15, 1999; and

         WHEREAS, this First Amendment to 12 MM Mortgage is made and entered into for the sole purpose of incorporating the terms and conditions of the Eighth Amendment to Credit Agreement into the 12 MM Mortgage.

         NOW, THEREFORE, for and in consideration of the sum of One and No/100 ($1.00) Dollar paid by the Mortgagee to the Mortgagor this date and of the mutual covenants and conditions contained herein, the parties, hereto agree as follows:


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         1. The above "Whereas" clauses are incorporated herein as if repeated verbatim.

         2. The 12 MM Mortgage is hereby amended throughout so as to incorporate therein the terms and conditions of the Eighth Amendment to Credit Agreement and the First Amendment to the 12 MM Note.

         3. The Maturity Date of October 15, 1998 (as contained in the 12 MM Mortgage) is hereby deleted and the Maturity Date of November 15, 1999 is hereby inserted as the Maturity Date throughout the 12 MM Mortgage; and

         4. This First Amendment to 12 MM Mortgage is made and entered into for the sole purpose of incorporating the terms and conditions of the Eighth Amendment to Credit Agreement and the First Amendment to the 12 MM Note into the 12 MM Mortgage. This First Amendment to the 12 MM Mortgage is not intended to and shall not affect the priority of the lien of the 12 MM Mortgage.

         6. Except as heretofore amended or modified, the terms and conditions of the Mortgage shall remain unchanged and by execution hereof, the undersigned Mortgagor does hereby ratify and confirm all said terms.

         IN WITNESS WHEREOF, the Mortgagor has duly executed this First Amendment to 12 MM Mortgage, Security Agreement and Financing Statement, and the Mortgagee has caused this Agreement to be executed by its duly authorized officers, as of the date first above written.

WITNESSES:                                  MORTGAGOR:

                                            SEA PINES COMPANY, INC.
                                            (formerly known as Sea Pines
                                            Plantation Company, Inc.)


Connie Smith                                By:     Michael E. Lawrence
------------------------------------                ----------------------------
                                            Its:    President
                                                    ----------------------------

Jennifer Bialocki-Prynada                   Attest: Steven P. Birdwell
------------------------------------                ----------------------------
                                            Its:    Secretary
                                                    ----------------------------


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                                            MORTGAGEE:

                                            WACHOVIA BANK,  N.A.
                                            (as Successor to The South Carolina
                                            National Bank)


Birdie Sargent                              By:     William D. Priester
-----------------------------------                 ----------------------------
                                            Its:    Asst. Vice President
                                                    ----------------------------


Marla S. Nasuti                             Attest: Douglas E. Stetson
-----------------------------------                 ----------------------------
                                            Its:    Vice President
                                                    ----------------------------




STATE OF SOUTH CAROLINA             )
                                    )                 PROBATE
COUNTY OF BEAUFORT                  )

         PERSONALLY appeared before me Birdie Sargent who, on oath says that
(s)he saw the within-named WACHOVIA BANK, N.A. (as Successor to the South Carolina National Bank) by its appropriate officer, sign, seal, and as its act and deed, deliver the within-written First Amendment to 12 MM Mortgage, Security Agreement and Financing Statement, and that (s)he with Marla S. Nasuti witnessed the execution thereof.

                                     Birdie Sargent
                                     --------------------------------------

SWORN to before me this 27th day
of October, 1997.


Marla S. Nasuti
------------------------------------
Notary Public for South Carolina
My Commission Expires: Oct. 10, 1998
                       -------------



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STATE OF SOUTH CAROLINA             )
                                    )                 PROBATE
COUNTY OF BEAUFORT                  )

         PERSONALLY appeared before me Connie Smith, who, on oath, says that
(s)he saw the within-named SEA PINES COMPANY, INC., by its appropriate officers, sign, seal, and as its act and deed, deliver the within-written First Amendment to 12 MM Mortgage, Security Agreement and Financing Statement, and that (s)he with Jennifer Bialocki-Prynada witnessed the execution thereof.

                                            Connie Smith
                                            -------------------------------

SWORN to before me this 24th day
of October, 1997.


Jennifer Bialocki-Prynada
-------------------------------------
Notary Public for South Carolina
My Commission Expires: Sept. 30, 2004
                       --------------



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